EXHIBIT G-2.3
                                                                       (revised)


                       LG&E ENERGY NON-UTILITY BUSINESSES


                             As of December 31, 2001


     In Powergen plc, HCAR No. 27291 (Dec. 6, 2000) ("Powergen Order") the Commission authorized the retention of all of the non-utility businesses listed below, except for certain non-utility business over which the Commission reserved jurisdiction or which where acquired or formed subsequent to the Powergen Order. The vast majority of LG&E Energy's non-utility business are EWGs, FUCOs or QFs and therefore would be exempt from the Act. A registered holding company may acquire and hold an interest in an EWG and a FUCO without the need to apply for or receive approval from the Commission. Sections 32 and 33 of the Act. The Commission has also authorized the formation and financing of a number of non-utility subsidiaries of registered holding companies in order to invest in and hold securities of QFs, FUCOs, and EWGs. See, e.g., Interstate Energy Corporation, Holding Co. Act Release No. 27069 (Aug. 26, 1999) (authorizing intermediate subsidiaries for holding EWGs, FUCOs, subsidiaries whose securities are acquired under Rule 58, and ETCs); Entergy Corporation, Holding Co. Act Release No. 27039 (June 22, 1999) (authorizing development activities, providing management services to associate EWGs and FUCOs, and providing consulting and O&M services).

     A registered holding company may acquire "energy-related companies" meeting the Rule 58 safe harbor conditions without the need for Commission approval. 17 C.F.R. (S) 250.58 (1999); Exemption of Acquisition by Registered Public-Utility Holding Companies of Non-Utility Companies Engaged in Certain Energy-Related Activities, Holding Co. Act Release No. 26667 (Feb. 14, 1997). Under Rule 58, an energy-related company is a company that derives or will derive substantially all of its revenues (exclusive of revenues from temporary investments) from one of the twelve businesses described in the Rule and from such other activities and investments as the Commission may approve under Section 10. Rule 58 lists the ownership of QFs as an energy-related activity under Rule 58(b)(1)(viii). Almost all of LG&E's non-utility businesses that are not EWGs or FUCOs would be energy-related companies under the Commission's Rule 58 or prior Commission precedent.

     Section 11(b)(1) of the Act authorizes subsidiaries to engage in businesses that are reasonably incidental or economically necessary or appropriate to the operations of a public utility system. The Commission has interpreted these provisions in light of the statutory policy to achieve "economy of management" and "the integration and coordination of related operating entities". See
Section 1(b)(4) of the Act. The Commission has previously applied this standard in authorizing the retention of affiliated businesses. See In re Matter of General Public Utilities Corporation 32 S.E.C. 807 (1951); New Century Energies, Holding Co. Act Release No. 26748 (Aug. 1, 1997).

     The non-utility subsidiary companies are further described below. All of the following subsidiaries are 100% owned, except where noted. The Applicants request that the Commission reserve jurisdiction over each company indicated with an asterisk(*). None of the financing subsidiaries of LG&E Energy provide financing to non-associate companies.

                                                      NON-UTILITY SUBSIDIARIES OF
                                                         LG&E ENERGY CORP.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Capital Corp.                 Holding Company for non-utility          Kentucky                 Prior Commission precedent -
                                   investments                                                       Interstate Energy Corporation,
                                                                                                     Holding Co. Act Release
                                                                                                     No. 27069 (Aug. 26, 1999)

LG&E Energy Marketing Inc.         Power marketing                          Oklahoma/1               Rule 58(b)(1)(v)

LG&E Energy Foundation Inc.        Charitable Contributions                 Kentucky                 Prior Commission precedent -
                                                                                                     WPL Holdings, Inc., Holding
                                                                                                     Co. Act Release No. 26856
                                                                                                     (April 14, 1998)
LG&E Energy Services Inc.          Service Company                          Kentucky                 Powergen Order

LG&E Energy Settlements Inc.       Inactive                                 Kentucky                 Inactive

-------------------------
     1 Alabama; Alberta, Canada; Arizona; Arkansas; British Columbia;
California; Connecticut; Colorado; Delaware; Washington, D.C.; Florida; Georgia;
Idaho; Indiana; Illinois; Iowa; Kansas; Kentucky; Louisiana; Maine; Maryland;
Massachusetts; Michigan, Minnesota; Mississippi; Missouri; Montana; Nebraska;
Nevada; New Hampshire; New Jersey; New Mexico; New York; North Carolina; North
Dakota; Ohio; Oklahoma; Oregon; Pennsylvania; South Carolina; Tennessee; Texas;
Utah; Vermont; Virginia; Washington; West Virginia; Wisconsin and Wyoming.


                                       3



                                            SUBSIDIARIES OF KENTUCKY UTILITIES COMPANY

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Lexington Utilities Company        Inactive                                 Kentucky                 Inactive

KU Receivables LLC                 Formed as a financing subsidiary to      Delaware and Kentucky    Powergen Order
                                   acquire receivables generated by KU in
                                   connection with KU's receivables
                                   program


                                               SUBSIDIARIES OF LOUISVILLE GAS AND ELECTRIC COMPANY

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Receivables LLC               Formed as a financing subsidiary to      Delaware and Kentucky    Powergen Order
                                   acquire receivables generated by LG&E
                                   in connection with LG&E's receivables
                                   program


                                                   SUBSIDIARIES OF LG&E ENERGY MARKETING INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Woodlands Technology, LLC          Development of Software for Energy       Texas                    Rule 58(b)(1)(i), (ii) or (iii)
                                   Marketing Activities


                                       4



                                                       SUBSIDIARIES OF LG&E CAPITAL CORP.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Credit Corp.                  Offers consumer lending programs for     Kentucky                 Prior Commission precedent -
                                   energy efficient products in the                                  Central and Southwest Corp.,
                                   Louisville metropolitan area                                      Holding Co. Act Release
                                                                                                     No. 26910 (Sept. 24, 1997)

LNGCL Inc.                         Inactive (Indirectly held former         Delaware (not in good    Inactive
                                   interest in Natural Gas Clearinghouse)   standing)

LNGCG Inc.                         Inactive (Indirectly held former         Delaware (not in good    Inactive
                                   interest in Natural Gas Clearinghouse)   standing)

LG&E Home Services Inc.            Appliance repair and warranty            Kentucky                 Rule 58(b)(1)(iv)

LG&E Enertech Inc.                 Engineering, energy management and       Indiana, Kentucky, New   Rule 58(b)(1)(i), (vi) (vii)
                                   consulting services                      Jersey, Ohio,
                                                                            Pennsylvania and
                                                                            Tennessee

LG&E Energy
Privatization Services Inc.        Formed to submit bid to Ft. Knox and     Kentucky                 Rule 58(b)(1)(vii)
(formerly LG&E Energy              Ft. Campbell system Privatization
Services, Inc.)                    Projects

LG&E International Inc.            Management and holding  Company for      Delaware and Kentucky    Prior Commission precedent -
                                   international energy project                                      Interstate Energy, supra.
                                   Investments and Operations


                                       5



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
WKE Corp.                          Serves as the holding company for EWGs   Kentucky                 Prior Commission precedent -
                                   that are parties to the lease and                                 Interstate Energy, supra.
                                   related transactions with Big Rivers
                                   Electric Corporation, other than LG&E
                                   Energy Marketing Inc.

LG&E Power Inc.                    Management and holding company for QFs   Delaware, California,    Prior Commission Precedent -
                                   and EWGs                                 Texas, Kentucky and      Interstate Energy, supra.
                                                                            Virginia

FSF Minerals Inc.                  Owns Pittsburgh and Midway coal          Kentucky                 Rule 58(b)(1)(ix)-(x)
                                   reserves near Henderson, Kentucky as a
                                   potential fuel source of coal fuel for
                                   WKE

LG&E Power Monroe LLC              Lease and combustion turbine purchase    Delaware                 EWG
                                   in Monroe, Georgia (owned 99% by
                                   American Power Incorporated and 1% by
                                   LG&E Power Inc.)

CRC - Evans International,         Formed for acquisition of CRC Holdings   Delaware and Texas       Powergen Order, subject to
Inc.                               Corp.                                                             divestiture*

LG&E Capital Trimble               Lease and combustion turbine purchase    Delaware                 Prior Commission precedent
County LLC                         in Trimble Co, Kentucky                                           -Powergen Order


                                       6



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
KUCC Paris Corporation             Holds a 15% limited Partnership          Kentucky                 Prior Commission precedent -
                                   interest in Tenaska III Partners,                                 Interstate Energy, supra.
                                   Ltd., which owns 40% of Tenaska III
                                   Texas Partners, a QF

KUCC Ferndale Corporation          Holds limited Partnership Interests in   Kentucky                 Prior Commission Precedent -
                                   QFs                                                               Interstate Energy, supra.

KUCC Portland 34 Corporation       Holds 21% interest in Portland 34,       Kentucky                 Inactive
                                   L.P. and serves as its general partner

Portland 34 LTD Corporation        Former lessor Regarding combustion       Kentucky                 Inactive
                                   turbine (Holds 79% limited partnership
                                   interests in Portland 34, L.P.)

KU Solutions Corporation           Energy marketing and services            Kentucky                 Rule 58(b)(1)(v)
                                   corporation

KUCC Grimes Corporation            Intermediate holding company for         Delaware                 Inactive
                                   developing EWG project in
                                   Grimes, TX.


                                       7



                                                            SUBSIDIARIES OF WKE CORP.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
WKE Station Two Inc.               Operates the Station Two Generating      Kentucky                 No action letter
                                   facility that is Owned by the City of
                                   Henderson, KY under an Agreement with
                                   the City and Big Rivers Electric
                                   Corporation

Western Kentucky Energy Corp.      Leases the generating Facilities that    Kentucky                 EWG
                                   are owned by Big Rivers Electric
                                   Corporation, and sells the output of
                                   those facilities to LG&E Energy
                                   Marketing Inc. And, potentially, other
                                   affiliates and third-parties

WKE Facilities Corp.               Inactive                                 Kentucky                 Inactive
(a subsidiary of
Western Kentucky
Energy Corp.)
LCC LLC                            Owns options on mineral Rights in        Kentucky                 Rule 58(b)(1)(ix)
                                   Western Kentucky as Potential future
                                   source of Coal fuel for WKE

FCD LLC                            Owns options or actual riparian rights   Kentucky                 Rule 58 (b)(1)(ix)
                                   relating to transportation of coal
                                   fuel For WKE

Excalibur Development LLC          Inactive                                 Kentucky                 Inactive


                                       8



                                                     SUBSIDIARIES OF LG&E INTERNATIONAL INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Power Services LLC            Power facilities management and          California, Maine, New   Rule 58(b)(1)(vii) and prior
                                   operation                                York, Pennsylvania,      Commission precedent -
                                                                            Virginia, Minnesota,     Entergy, supra.
                                                                            Ohio, Kentucky and
                                                                            Texas

LG&E Mendoza Services Inc.         Inactive (originally formed to hold      Cayman Island            Inactive
                                   investment in foreign power facilities)

LG&E Power Venezuela  I, Inc.      Inactive (Originally formed To hold      Cayman Islands           Inactive
                                   investment in foreign power facilities)

LG&E Power Spain Inc.              Management and holding company for       Delaware                 Prior Commission Precedent -
                                   energy project in Spain                                           Interstate Energy, supra.

LG&E Power Argentina I, Inc.       Inactive                                 Delaware                 Inactive

LG&E Power Argentina II Inc.       Owner of 45.9% combined equity           Delaware                 Prior Commission Precedent -
                                   interest in Distribuidora de Gas del                              Interstate Energy, supra.
                                   Centro S.A., a FUCO

LG&E Power Argentina III LLC.      Owner of 14.4% combined equity           Delaware                 Prior Commission Precedent -
                                   interest in Distribuidora de Gas                                  Interstate Energy, supra.
                                   Cuyana S.A., a FUCO

LG&E Power Australia I Inc.        Inactive                                 Delaware                 Inactive


                                       9



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Centro S.A.                   Receives consulting revenues and pays    Argentina                Prior Commission Precedent -
                                   management expenses related to                                    Interstate Energy, supra and
                                   Distribuidora de Gas del Centro S.A.                              Entergy Corporation, supra.
                                   (10% Owned indirectly through LG&E
                                   Power Argentina II Inc.); Holding
                                   company for FUCO

LG&E Power Spain LLC               Inactive                                 Kentucky                 Inactive

LG&E Power Finance Inc.            Special purpose financing subsidiary     Delaware                 Prior Commission Precedent -
                                   formed to purchase and re-sell certain                            Interstate Energy, supra.
                                   subordinated indebtedness collection
                                   rights as a part of a settlement of
                                   claims between KW Tarifa, S.A. (a FUCO
                                   and Spanish corporation owned 45.9% by
                                   LG&E Power Spain Inc.)

Inversora de Gas del               Owner of 51% equity interest in          Argentina                Prior Commission Precedent -
Centro S.A.                        Distribuidora de Gas de Centro S.A., a                            Interstate Energy, supra.
                                   FUCO (75% ownership)


                                       10



                                                         SUBSIDIARIES OF LG&E POWER INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Power Engineers and           Inactive                                 California, New York     Inactive
Constructors Inc.                                                           and Pennsylvania

LG&E Power Operations Inc.         Intermediate holding company for QFs;    California, Minnesota,   Rule 58(b)(1)(vii) and prior
                                   power project ownership, management      New York, North          Commission precedent -
                                   and development                          Carolina, Texas and      Interstate Energy, supra.
                                                                            Virginia

LG&E Power Development Inc.        Development of QFs and EWGs              California, Georgia      Prior Commission precedent -
                                                                            and Texas                Interstate Energy, supra.

American Power, Incorporated       Owner of 99% interest in LG&E Power      California               Prior Commission precedent -
                                   Monroe, LLC, an EWG                                               Interstate Energy, supra.

LG&E Crown Inc.                    Former owner of investment in gas        Delaware                 Inactive
                                   gathering, processing and storage
                                   facilities

LG&E Minor Facilities Inc.         Former owner of investment in gas        Delaware                 Inactive
                                   gathering, processing and storage
                                   facilities

Power Tex Parent Inc.              Former owner of investment in gas        Delaware                 Inactive
                                   gathering, processing and storage
                                   facilities

Llano Gathering Inc.               Former owner of investment in gas        New Mexico               Inactive
                                   gathering, processing and storage
                                   facilities


                                       11



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Llano Storage Inc.                 Former owner of investment in gas        New Mexico               Inactive
                                   gathering, processing and storage
                                   facilities

Ultrasystems Construction          Inactive (Originally formed to           California               Inactive
Co., Inc.                          construct power and related facilities)

HD Energy Corporation              Inactive                                 Delaware                 Inactive

Hadson Financial Corporation       Inactive, former management company      Delaware and Texas       Inactive

LG&E Power Gregory I, Inc .        Formed to hold interests in Gregory      New Mexico               Prior Commission precedent -
                                   Power Partners L.P., which holds an                               Interstate Energy, supra.
                                   interest in a QF

LG&E Power Gregory II Inc .        Formed to hold interests in Gregory      Delaware                 Prior Commission precedent -
                                   Partners LLC, which holds an interest                             Interstate Energy, supra.
                                   in a QF

LG&E Power Gregory III Inc .       Formed to hold interests in Gregory      Delaware                 Prior Commission precedent -
                                   Partners LLC, which holds an interest                             Interstate Energy, supra.
                                   in a QF

LG&E Power Gregory IV Inc .        Formed to hold interests in Gregory      Delaware and Texas       Prior Commission precedent -
                                   Power Partners L.P., which holds an                               Interstate Energy, supra.
                                   interest in a QF

Ultrasystems Small Power,          Inactive                                 California (not in       Inactive
Incorporated                                                                good standing)


LG&E Natural Industrial            Natural gas marketing and transmission   Colorado, New Mexico     Rule 58(b)(1) (v) and (ix)
Marketing Co.                                                               and Texas


                                       12



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Hadson Fuels, Inc.                 Inactive                                 Oklahoma and Texas       Inactive

LG&E Natural Canada Inc.           Inactive                                 Canada: Alberta,         Inactive
                                                                            British Columbia,
                                                                            Manitoba, Ontario,
                                                                            Saskatchewan,
                                                                            Quebec

LG&E Fuels Services Inc.           Formed for alternative fuels             Delaware                 Rule 58(b)(1)(iv) or (ix)
                                   investments

LG&E Power Tiger Creek LLC         Formed for possible EWG development      Delaware                 Inactive
                                   project in Washington Co., GA


                                                     SUBSIDIARIES OF KUCC GRIMES CORPORATION

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
KUCC Grimes GP Corporation         Intermediate holding company formed in   Delaware                 Prior Commission precedent -
                                   conjunction with EWG project in                                   Interstate Energy, supra.
                                   Grimes, TX.

KUCC Grimes LP Corporation         Intermediate holding company formed in   Delaware                 Prior Commission precedent -
                                   conjunction with EWG project in                                   Interstate Energy, supra.
                                   Grimes, TX.


                                       13



                                                  SUBSIDIARIES OF CRC-EVANS INTERNATIONAL, INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
CRC-Evans Pipeline                 Primary operating company of CRC-Evans   Delaware                 Powergen Order, subject to
International, Inc.                companies providing specialized                                   divestiture*
                                   equipment and services for pipeline
                                   Construction

CRC-Evans Weighting                Manufactures, concrete weights for       Oklahoma/2               Powergen Order, subject to
Systems Inc.                       pipeline construction                                             divestiture*
(f/k/a CRC-Key, Inc.)


                                             SUBSIDIARIES OF CRC-EVANS PIPELINE INTERNATIONAL INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
CRC-Evans B.V.                     International sales office               The Netherlands          Powergen Order, subject to
                                                                                                     divestiture*

CRC-Evans Welding                  Field Services in U.S. using union       Delaware, Texas          Powergen Order/3
Services Inc.                      labor

CRC-Evans Canada LTD.              Company for Canada operations            Alberta, Canada          Powergen Order, subject to
                                                                                                     divestiture*

PIH Holdings LTD.                  Holding company for operations in        United Kingdom           Powergen Order, subject to
                                   Europe and the Middle East                                        divestiture*

-------------------------
     2 Also North Dakota, Vermont, New Mexico, Mississippi, New Hampshire, Iowa,
Utah, Tennessee, Colorado, Louisiana, Michigan, Maryland, North Carolina,
Illinois, Florida, Georgia, Minnesota, Pennsylvania, New York and Wisconsin.


     3 The business was previously conducted by other CRC entities approved under the Powergen Order and has been restructured in accordance with the Powergen Order.


                                       14



                                                    SUBSIDIARIES OF CRC - EVANS CANADA LTD.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
CRC - Evans Services LTD           Field services in Canada using union     Edmonton, Alberta,       Powergen Order, subject to
                                   labor                                    Canada                   divestiture*4


                                                        SUBSIDIARIES OF PIH HOLDINGS LTD.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Pipeline Induction Heat Ltd.       Services for pipelines                   United Kingdom           Powergen Order, subject to
                                                                                                     divestiture*

Alkhaja PIH Ltd.                   Heat treatment services for pipelines    BVI                      Powergen Order, subject to
                                                                                                     divestiture*5

SOMICO Societe Minere et           Services for pipelines                   France                   Powergen Order, subject to
Commerciale S.A.                                                                                     divestiture*6

-------------------------
     4 The business was previously conducted by other CRC entities approved under the Powergen Order and has been restructured in accordance with the
Powergen Order.

     5 Acquired March 2000. Services substantially similar to services provided by other subsidiaries of PIH Holdings Ltd.


     6 Acquired April 2000. Services substantially similar to services provided by other subsidiaries of PIH Holdings Ltd.


                                       15



                                                        SUBSIDIARIES OF ALKHAJA PIH LTD.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Alkhaja PIH LLC                    Heat treatment services for pipelines    Qatar                    Powergen Order, subject to
                                                                                                     divestiture*7

Alkhaja PIH & Partners LLC         Heat treatment services for pipelines    Oman                     Powergen Oder, subject to
                                                                                                     divestiture*8

-------------------------
     7 Acquired March 2000. Services substantially similar to services provided by other subsidiaries of PIH Holdings Ltd.

     8 Acquired March 2000. Services substantially similar to services provided by other subsidiaries of PIH Holdings Ltd.


                                       16



                                                  SUBSIDIARIES OF PIPELINE INDUCTION HEAT LTD.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Didcot Heat Treatment Ltd.         Services for pipelines                   UK                       Powergen Order, subject to
                                                                                                     divestiture*9

PIH Services Ltd.                  Services for pipelines                   UK                       Powergen Order, subject to
                                                                                                     divestiture*10

PIH Kazakstan Ltd.                 Services for pipelines                   UK                       Powergen Order, subject to
                                                                                                     divestiture*11


                                                             SUBSIDIARIES OF SOMICO

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Revetement de Joints (R.J.)        April 2000                               France                   Powergen Order12

-------------------------
     9 See footnote 3 above.

     10 See footnote 3 above.

     11 See footnote 3 above.

     12 Acquired April 2000. Services substantially similar to services provided by other subsidiaries of PIH Holdings Ltd.


                                       17



                                                   SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
HD/WS Corporation                  Inactive (Molding company for ash        California and Virginia  Inactive
                                   disposal activities) (70% owned)

LG&E Power 5 Incorporated          Former owner of investment in power      California and Maine     Inactive
                                   facilities

LG&E Power 6 Incorporated          Former owner of investment in power      California, Virginia     Inactive
                                   facilities                               and Maine

LG&E Power 11 Incorporated         Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Southampton, Virginia                                             Interstate Energy, supra.

LG&E Southampton Incorporated      Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Southampton, Virginia                                             Interstate Energy, supra.

LG&E Power 12 Incorporated         Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Altavista, Virginia                                               Interstate Energy, supra.

LG&E Altavista Incorporated        Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Altavista, Virginia                                               Interstate Energy, supra.

LG&E Power 13 Incorporated         Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Hopewell, Virginia                                                Interstate Energy, supra.

LG&E Hopewell Incorporated         Indirect owner of interest in QF in      California and Virginia  Prior Commission precedent -
                                   Hopewell, Virginia                                                Interstate Energy, supra.

LG&E Power 14 Incorporated         Owner of investment in power             California and Virginia  Inactive
                                   facilities (inactive)


                                       18



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Power 16 Incorporated         Indirect owner of interest in QF in      California,              Prior Commission precedent -
                                   Roanoke Valley, North Carolina           North Carolina           Interstate Energy, supra.
                                                                            and Virginia

LG&E Power Roanoke Incorporated    Indirect owner of interest in QF in      California, North        Prior Commission precedent -
                                   Roanoke Valley, North Carolina           Carolina and Virginia    Interstate Energy, supra.

LG&E Power 18 Incorporated         Owner of investment in power             California and Virginia  Inactive
                                   facilities (inactive)

LG&E Erie Partner Incorporated     Owner of investment in power             California               Inactive
                                   facilities (inactive)

LG&E Power 21 Incorporated         Indirect owner of interest in QF,        California and           Prior Commission precedent -
                                   windmills in California and Minnesota    Minnesota                Interstate Energy, supra.

LG&E Power 21 Wind Incorporated    Indirect owner of interest in QF,        California and           Prior Commission precedent -
                                   windmills in California and Minnesota    Minnesota                Interstate Energy, supra.

LG&E Power 22 Incorporated         Owner of investment in power             California               Inactive
                                   facilities (inactive)

LG&E Power 29 Incorporated         Indirect owner of interest in QF         California               Inactive
                                   (inactive)

LG&E Power 31 Incorporated         Indirect owner of interest in QF in      California and Texas     Prior Commission precedent -
                                   Salt Flat, Texas                                                  Interstate Energy, supra.

LG&E Power 31 Wind Incorporated    Indirect owner of interest in QF in      California               Prior Commission precedent -
                                   Salt Flat, Texas                                                  Interstate Energy, supra.


                                       19



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Power 25 Incorporated         Owner of investment in power facilities  Delaware                 Inactive

LG&E Power 26 Incorporated         Owner of investment in power facilities  Delaware                 Inactive


                                                   SUBSIDIARIES OF LG&E POWER AUSTRALIA I INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Australia Pty Limited         Inactive                                 Australia                Inactive


                                           SUBSIDIARIES OF LG&E POWER ENGINEERS AND CONSTRUCTORS INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Power Constructors Inc.       Former constructor of QFs and EWGs       California, New York     Inactive
                                                                            and Pennsylvania

Ultraclean Incorporated            Inactive                                 California (not in       Inactive
                                                                            good standing)


                                       20



                                                      SUBSIDIARIES OF HD ENERGY CORPORATION

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
NuHPI, Inc.                        Inactive                                 Delaware                 Inactive

Ultrafuels Incorporated            Inactive                                 California               Inactive

Ultrafuels 1 Incorporated          Inactive                                 California               Inactive


                                                           SUBSIDIARIES OF NUHPI, INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Ultrapower Biomass Fuels           Inactive                                 California (not in good  Inactive
Corporation                                                                 standing)

Hadson Power Live Oak              Inactive                                 California               Inactive
Incorporated


                                               SUBSIDIARY OF ULTRASYSTEMS SMALL POWER INCORPORATED

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Ultrasystems Small Power 1,        Inactive                                 California               Inactive
Incorporated


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


                                                        SUBSIDIARY OF HADSON FUELS, INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Triple T Services, Inc             Inactive                                 Oklahoma                 Inactive


                                                        JOINT VENTURES OF KU AND/OR LG&E

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Electric Energy Inc.; 20% by KU    An EWG in the business of selling        Kentucky and Illinois    EWG
                                   electricity produced at its plant in
                                   Joppa, Illinois

Ohio Valley Electric Corporation;  An electric utility in the business of   Kentucky and Ohio        LG&E Energy Corp., Holding Co.
2.5% by KU and 4.9% by LG&E        selling electricity produced at its                               Act Release No. 26866 (April
                                   plant near Cheshire, Ohio                                         30, 1998)

Indiana-Kentucky Electric Corp/13; An electric utility in the business of   Indiana and Ohio         LG&E Energy Corp., Holding Co.
                                   selling electricity produced at its                               Act Release No. 26866 (April
                                   plant in Madison, Indiana                                         30, 1998)

-------------------------
     13 Wholly-owned by OVEC


                                       22



                                              JOINT VENTURES OF LG&E CAPITAL CORP. AND SUBSIDIARIES

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Tenaska III Partners,              Owns 40% of Tenaska III Texas            Texas                    Prior Commission precedent
Ltd.; 15%                          Partners, a QF, in Paris, Texas                                   Interstate Energy, supra.

Tenaska III Texas/14               Interest in power generation facilities  Texas                    Rule 58(b)(1)(viii)
Partners; 40%

Tenaska Washington Partners,       Inactive                                 Washington               Inactive
II, L.P. ; 10%

Tenaska Washington Partners,       Owns QF facility in Ferndale,            Washington               Rule 58(b)(1)(viii)
L.P.; 5%                           Washington

LG&E Westmoreland Rensselaer;      Former owner of power generation         California               Inactive
50% g.p. interest                  facilities


                                      JOINT VENTURES OF SUBSIDIARIES OF LG&E POWER OPERATIONS, INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Babcock-Ultrapower West            Inactive                                 California               Inactive
Enfield; 17% g.p.
interest

Babcock-Ultrapower                 Inactive                                 California               Inactive
Jonesboro; 17% g.p.
interest

-------------------------
     14 Owned indirectly through Tenaska III Partners, Ltd.


                                       23



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Southampton L.P.;             Former owner of power generation         California and Virginia  Inactive
20% g.p. interest                  facilities

LG&E Altavista L.P.;               Former owner of power generation         California and Virginia  Inactive
20% g.p. interest                  facilities

LG&E Hopewell L.P.;                Former owner of power generation         California and Virginia  Inactive
20% g.p. interest                  facilities

LG&E Power 14-Buena Vista;         Inactive                                 California               Inactive
45% g.p. interest

Westmoreland-LG&E Partners;        Owner of interests in Roanoke Valley,    Virginia                 Prior Commission precedent -
50% g.p. interest                  North Carolina QFs                                                Interstate Energy, supra.

Erie Power Partners L.P.;          Inactive Former owner of power supply    California and           Inactive
1% g.p. interest; 49% l.p.         contract                                 Pennsylvania
interest .5% g.p. interest

Windpower Partners 1993,           Owner of windmill farms in Minnesota     California and           Rule 58(b)(1)(viii)
L.P.; 0.5% g.p. interest and       and California                           Minnesota
49.5% l.p. interest

Windpower Partners 1994,           Owner of windmill farm in Salt Flat,     California and Texas     EWG
L.P.; .33% g.p. interest;          Texas
24.67% l.p. interest and
indirect 0.113% g.p.
interest and 8.22%
l.p. interest

LG&E /Kelso Power Partners,        Inactive Formed to develop and own       California and Virginia  Inactive
L.P.; 2% g.p.                      power facilities
interest; 49% l.p interest

LQC LP, LLC; 33%                   Intermediate holding company for QF      Delaware                 Prior Commission precedent -
interest owned by LG&E                                                                               Interstate Energy, supra.
Power 31 L.P.


                                       24



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LQ GP, LLC; 33% owned              Intermediate holding company for QF      Delaware                 Prior Commission precedent
by LG&E Power 31                                                                                     Interstate Energy, supra.
Incorporated

                                                    JOINT VENTURES OF LG&E INTERNATIONAL INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
K.W. Tarifa, S.A.;                 Owner of power generation facilities     Spain                    FUCO
45.84% capital stock

Distribuidora de Gas               Natural gas distribution company         Argentina                FUCO
del Centro S.A.; 45.9%
combined capital stock (LG&E
International owns
7.65% of the 45.9%
directly)

Distribuidora de Gas               Natural gas distribution company         Argentina                FUCO
Cuyana S.A.; 14.4%
combined capital stock

Inversora de Gas                   Intermediate holding company for FUCO    Argentina                Prior Commission precedent -
Cuyana S.A.; 24.0%                                                                                   Interstate Energy, supra.
capital stock

Invergas S.A.; 28%                 Owns 51% interest in Gas Natural BAN     Argentina                Prior Commission precedent -
capital stock                      S.A., a FUCO                                                      Interstate Energy, supra.

Gas Natural S.D.G.                 Owns 19% of Gas Natural BAN S.A., a      Argentina                Prior Commission precedent -
Argentina S.A.; 28%                FUCO                                                              Interstate Energy, supra.
capital stock



                                       25



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Gas Natural BAN S.A.;              Natural gas distribution company         Argentina                FUCO
19.60% combined
capital stock

ServiConfort Argentina             Provides incremental services on a       Argentina                Prior Commission precedent -
S.a.; 28% capital stock            non-regulated basis to gas customers                              Entergy, supra.
                                   of Gas Natural BAN S.A. in Argentina,
                                   including carbon monoxide monitoring
                                   of customers' homes, more modern and
                                   safer natural gas appliances and a
                                   more environmentally-sensitive
                                   distribution outlet through a
                                   compressed natural gas filling stains
                                   for fueling automobiles.


                                                    JOINT VENTURES OF LG&E POWER SERVICES LLC

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Maine Power Services;              Inactive                                 California               Inactive
50% g.p. interest


                                       26



                                                  JOINT VENTURE OF LG&E POWER GREGORY II. INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Gregory Partners LLC; 50%/15       Owns and developing power project in     Texas                    Holds an interest in a QF,
                                   Gregory, Texas                                                    Rule 58(b)(1)(viii)


                                                   JOINT VENTURE OF LG&E POWER GREGORY I. INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Gregory Power Partners             Owns and developing power project in     Texas                    Holds an interest in a QF;
L.P./16                            Gregory, Texas                                                    Rule 58(b)(1)(viii)


                                                       SUBSIDIARIES OF LG&E ENERTECH INC.

                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
LG&E Enertech LLC                  Formed to own 50% of potential           Kentucky                 Rule 58(b)(1)(vi)
                                   heating/cooling project in Cumberland,
                                   Texas

-------------------------
     15 1% held by LG&E Power Gregory III, Inc. and 49% held by LG&E Power
Gregory II, Inc.

     16 1% general partnership interest held by LG&E Power Gregory IV Inc. and
49% limited partnership interest held by LG&E Power Gregory I Inc.


                                       27



                                                                             Jurisdictions
                                                                            Where Organized
                                                                             and Authorized
Name                               Description of Business                   To Do Business                Authority
----                               -----------------------                  ---------------                ---------
Enertech Energy                    Joint Venture of LG&E Enertech Texas     Texas                    Rule 58(b)(1)(vi)
Development L.P.                   LLC form for potential
                                   heating/cooling project in
                                   Cumberland, TX.


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